UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

Ivy Funds Variable Insurance Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

*Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2010, originally filed with the Securities and Exchange Commission on March 2, 2011 (Accession Number 0001193125-11-053635) to amend the performance information of the MSCI AC World IMI 55% Energy + 45% Materials Index in the fiscal year performance table on page 64 and the related line in the graph on page 68 in Item 1 of the Form N-CSR. Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Items 1 (amended further herein), and 2 through 12(a)(1) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on March 2, 2011 (Accession Number 0001193125-11-053635).

Page	64:

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Global Natural Resources	17.06%
Benchmark(s)/Lipper Category
Morgan Stanley Commodity Related Index	24.05%
(generally representative of an unmanaged group of natural resources stocks)
Lipper Variable Annuity Natural Resources Funds Universe Average	20.46%
(generally reflects the performance of the universe of funds with similar investment objectives)
MSCI AC World IMI 55% Energy + 45% Materials Index	17.99%

Page	68:

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

(3)	Blended index is represented by 55% of the MSCI AC World IMI Energy Index and 45% of the MSCI AC World IMI Materials Index.

ITEM 12.    EXHIBITS.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: August 31, 2011

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: August 31, 2011